Rule 497(e)
File Nos.: 002-85378
811-3462

SUPPLEMENT DATED DECEMBER 28, 2015
TO PROSPECTUS DATED DECEMBER 31, 2015

Effective December 31, 2015, the Meeder Funds Prospectus is amended as follows:

Miller/Howard Infrastructure Fund Institutional Class is not available for purchase at this time.

This Supplement and the Prospectus dated December 28, 2015 provide information a prospective investor ought to know before investing. Please keep this supplement for future reference.